Exhibit 10.76

WRITTEN CONSENT

This Written Consent is provided as of September 1, 2016 (the “Effective Date”), by Republic Bank & Trust Company, a Kentucky banking corporation (“RB”) to Elevate@Work, LLC, a Delaware limited liability company (“E@W”) pursuant to Section 2(f) of the Amended and Restated Joint Marketing Agreement entered into as of July 1, 2015 between RB and E@W (the “Agreement”).

1.	Except as provided in this Written Consent, all capitalized terms used herein will have the meanings attributed to them in the Agreement.

2.	Pursuant to Section 2(f) of the Agreement, E@W shall use good faith efforts to limit marketing of the Accounts so that the maximum aggregate principal amount of Accounts outstanding under the Program (on a fully-advanced basis) during the calendar year 2016 does not exceed [****] (the “Limit”), without the prior written consent of RB.

3.	By virtue of this Written Consent, RB hereby consents to E@W increasing the Limit to [****].

4.	It is understood and agreed by the parties that all other terms and conditions of the Agreement and all related documentation, shall remain in full force and effect and, to the extent not inconsistent with the terms agreed to herein, shall also apply to this Written Consent.

IN WITNESS WHEREOF, RB has executed this Written Consent to be binding as of the Effective Date set forth above, regardless of the actual date of the execution and delivery hereof.

By:

REPUBLIC BANK & TRUST COMPANY

By:	/s/ William R. Nelson
Name:	William R. Nelson
Title:	President

Acknowledged By:

ELEVATE@WORK, LLC

By:	/s/ Kenneth E. Rees
Name:	Kenneth E. Rees
Title:	CEO

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.